SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) October 25, 2002

                           LaSalle Re Holdings Limited
             (Exact Name of Registrant as Specified in its Charter)

Bermuda                           1-12823                    Not applicable
State or Other Jurisdiction       (Commission                  (IRS Employer
of Incorporation)                 File Number)              Identification No.)


LOM Building, 27 Reid Street
Hamilton, HM 11, Bermuda                                    Not Applicable
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (441) 292-4985

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. - Other Events

      On October 25, 2002, Trenwick America Reinsurance Corporation, a subsidiary of Trenwick Group Ltd. ("Trenwick"), entered into an underwriting facility with Chubb Re, Inc., a subsidiary of The Chubb Corporation. The underwriting facility will permit Trenwick to underwrite up to $400 million of U.S. reinsurance business on behalf of Chubb Re in the remainder of 2002 and 2003. Chubb Re will retain final underwriting authority and claims authority with respect to all business generated through the underwriting facility. The underwriting facility will be in addition to Chubb Re's current underwritings.

      Chubb Re will receive one-third and Trenwick will receive two-thirds of the profits generated by the business. Chubb Re will receive a 5% fronting fee on two-thirds of the business written through the underwriting facility. In addition, Trenwick will reinsure Chubb Re for 100% of the losses incurred under the underwriting facility in excess of the premiums collected and investment income earned in the underwriting facility. To secure its reinsurance obligations to Chubb Re, Trenwick has agreed to post a $50 million security deposit with Chubb Re and all premiums collected from the facility shall be paid to Chubb Re.

      On October 25, 2002, Trenwick also announced that it had engaged independent actuaries to conduct a review of Trenwick's reserves for loss and loss adjustment expenses at each of its operating subsidiaries. Trenwick expects the reserve study will take between 60 and 90 days to complete. Trenwick will record any appropriate adjustments to its reserves based upon the information provided by the reserve study in its reported results for the fourth quarter of 2002.

      On October 25, 2002, Trenwick issued a press release announcing the transaction with Chubb Re and the reserve review. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1 Summary of Indicative Terms and Conditions, Underwriting and Reinsurance Agreement, dated as of October 25, 2002, between Trenwick America Reinsurance Corporation and Chubb Re, Inc.

99.2  Press release of Trenwick Group Ltd. issued October 25, 2002.


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                                    SIGNATURE

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LA SALLE RE HOLDINGS LIMITED


                                            By:   /s/ John V. Del Col
                                               ---------------------------------
                                                  John V. Del Col
                                                  Director

Dated: October 29, 2002


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                                  EXHIBIT INDEX

Exhibit                    Description of Exhibit
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99.1     Summary of Indicative Terms and Conditions, Underwriting and
         Reinsurance Agreement, dated as of October 25, 2002, between Trenwick America Reinsurance Corporation and Chubb Re, Inc.

99.2     Press release of Trenwick Group Ltd. issued October 25, 2002.